UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

BALLY’S CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street Providence, RI	02903
(Address of Principal Executive Offices)	(Zip Code)

(401) 475-8474

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2025, Bally’s Corporation, a Delaware corporation (the “Company”) entered into a transaction agreement with Intralot S.A., a Greek publicly listed company (“Intralot”), pursuant to which, at the closing (the “Closing”) of the transactions contemplated therein (the “Transactions”), which is expected to occur in the fourth quarter of 2025, Intralot will directly and/or indirectly acquire all of the issued and outstanding capital stock of Bally’s Holdings Limited, a Jersey limited company and subsidiary of the Company holding the “Bally’s International Interactive” business. As a result of the Transactions, the Company is expected to become the majority shareholder of Intralot.

The Company is filing this Current Report on Form 8-K to voluntarily provide carve-out consolidated financial statements for the “Bally’s International Interactive” business as of and for the years ended December 31, 2024 and 2023. The financial statements have been prepared in accordance with International Financial Reporting Accounting Standards as issued by the International Accounting Standards Board with specific carve-out adjustments as set out in Note 1 thereof, and are expected to be made available to prospective investors in certain Intralot financing transactions to be undertaken in connection with the Transactions. The financial statements are being filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and will not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	“Bally’s International Interactive” Carve-out Consolidated Financial Statements for the years ended December 31, 2024 and 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY’S CORPORATION

Date: August 15, 2025	By:	/s/ Kim M. Barker
Kim M. Barker
Chief Legal Officer

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